EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARE
Schedule of basic and diluted net income attributable to the Company's ordinary shareholders per ordinary share

	For the Year Ended December 31,
	2010	2011	2012
Numerator:
Net income for the year	19,132	51,630	52,904
Accretion/cumulative dividends for Preferred Shares	(1,741)	—	—
Amount allocated to participating preferred shareholders	(12,112)	—	—
Numerator for basic and diluted earnings per share	5,279	51,630	52,904
Denominator:
Weighted average ordinary shares outstanding for basic calculation	82,221,102	262,542,760	270,811,925
Dilutive effect of share-based awards	15,137,668	16,262,798	13,618,582
Denominator for diluted calculation	97,358,770	278,805,558	284,430,507
Basic earnings per ordinary share	0.06	0.20	0.20
Diluted earnings per ordinary share	0.05	0.19	0.19